Exhibit 10.27.19

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

TWENTY-FIRST AMENDMENT TO UNITED EXPRESS AGREEMENT

This Twenty-First Amendment to the United Express Agreement (this “Amendment”) is dated as of May 31, 2024 (the “Twenty-First Amendment Effective Date”), by and among UNITED AIRLINES, INC., a Delaware corporation, (“United”), REPUBLIC AIRWAYS INC., an Indiana corporation (“Contractor”), and REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (“Republic” and, together with United and Contractor, the “parties”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted);

WHEREAS, pursuant to Article XXXI of the Agreement. the parties may modify or amend the Agreement;

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration. the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows, in all cases effective as of the Twenty-First Amendment Effective Date:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	REMOVAL OF AIRCRAFT

A.	Contractor and United agree to remove [***] as of the Twenty-First Amendment Effective Date (the “Removed Aircraft”). [***]

B.	The Amended Expiration Date in the line designated as [***] in Appendix B to the Agreement, as last amended by and reflected in Attachment 1 of Amendment 19 to the Agreement, is hereby [***]

III.	MISCELLANEOUS.

Except as amended by this Amendment, the Agreement remains in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. This Amendment (together with any attachments attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, in each case whether oral or written (including, but not limited to, electronic correspondence), that may have been made or entered into by or between the parties or any of their respective affiliates or agents relating in any way to the subject matter of this Amendment.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement (as amended by this Amendment)
By:	/s/ Jonathan Ireland
Name: Jonathan Ireland
Title: SVP, Finance
REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Chad Pulley
Name: Chad Pulley
Title: SVP, General Counsel

REPUBLIC AIRWAYS INC.

By:	/s/ Chad Pulley
Name: Chad Pulley
Title: SVP, General Counsel